As filed with the U.S. Securities and Exchange Commission on June 8, 2022

Registration No. 333-264604

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2

to

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

HEALTHCARE TRUST OF AMERICA, INC.

(Exact name of registrant as specified in its charter)

Maryland	6798	20-4738467
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

16435 N. SCOTTSDALE ROAD, SUITE 320

SCOTTSDALE, ARIZONA 85254

(480) 998-3478

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

PETER N. FOSS

16435 N. SCOTTSDALE ROAD, SUITE 320

SCOTTSDALE, ARIZONA 85254

(480) 998-3478

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Peter T. Healy, Esq. Tracy A. Bacigalupo, Esq. McDermott Will & Emery LLP 415 Mission Street, Suite 5600 San Francisco, CA 94105 Tel: (628) 377-0077	James H. Nixon III, Esq. David R. Clay, Esq. Waller Lansden Dortch & Davis, LLP 511 Union Street, Suite 2700 Nashville, TN 37219 Tel: (615) 244-6380	James A. Kennedy II, Esq. James V. Davidson, Esq. Hunton Andrews Kurth LLP Riverfront Plaza, East Tower 951 East Byrd Street Richmond, VA 23219 Tel: (804) 788-8200

Approximate date of commencement of the proposed sale of the securities to the public: As soon as practicable after this Registration Statement becomes effective and upon the satisfaction or waiver of all other conditions to consummation of the transactions described herein.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐	Smaller reporting company	☐

		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.  ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)  ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)  ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

Healthcare Trust of America, Inc., which we refer to as the Company, is filing this Amendment No. 2 to its Registration Statement on Form S-4 (File No. 333-264604) as an exhibits-only filing. Accordingly, this Amendment No. 2 consists only of the facing page, this explanatory note, Part II of the Registration Statement, the signature page to the Registration Statement and the filed exhibits. The remainder of the Registration Statement is unchanged and has therefore been omitted.

PART II—INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20. Indemnification of Directors and Officers

The Maryland General Corporation Law (the “MGCL”) permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for (a) liability resulting from actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established in a judgment or other final adjudication as being material to the cause of action. The Company Charter contains such a provision that allows the Company to eliminate the liability of its directors and officers to the maximum extent permitted by Maryland law.

The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be a party by reason of their service in those or other capacities unless it is established that:

•	the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty;

•	the director or officer actually received an improper personal benefit in money, property or services; or

•	in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

However, under the MGCL, a Maryland corporation may not indemnify a director or officer for an adverse judgment in a suit by or in the right of the corporation or if the director or officer was adjudged to be liable to the corporation nor may a director be indemnified in circumstances in which the director is found liable for an improper personal benefit, unless in either case a court orders indemnification and then only for expenses.

In addition, the MGCL permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of:

•	a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation; and

•

a written undertaking by the director or officer or on the director’s or officer’s behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the director or officer did not meet the standard of conduct.

The Company Bylaws obligate the Company, to the fullest extent permitted by Maryland law in effect from time to time, to indemnify and to pay, reimburse or advance reasonable expenses to:

•	any present or former director or officer who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity; or

•

any individual who, while a director or officer of the Company and at the Company’s request, serves or has served as a director, officer, partner, trustee, member or manager of another corporation, REIT, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity.

The Company Bylaws also permit the Company, with the approval of its board of directors, to indemnify and advance expenses to any person who served a predecessor of the Company in any of the capacities described above and to any employee or agent of the Company or a predecessor of the Company.

Insofar as the foregoing provisions permit indemnification of directors, officers or persons controlling the Company for liability arising under the Securities Act, the Company has been informed that in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

The Company has entered into indemnification agreements with each of the Company’s directors and executive officers whereby the Company indemnifies such directors and executive officers against all expenses and liabilities, and agrees to pay or reimburse reasonable expenses in advance of final disposition of a proceeding if such director or executive officer is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity to the fullest extent permitted by Maryland law, subject to limited exceptions. These indemnification agreements also provide that, upon an application for indemnity by a director or executive officer to a court of appropriate jurisdiction, such court may order the Company to indemnify such director or executive officer.

Item 21. Exhibits and Financial Statements Schedules.

(a) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

2.1	Agreement and Plan of Merger, dated as of February 28, 2022, among Healthcare Realty Trust Incorporated, Healthcare Trust of America, Inc., Healthcare Trust of America Holdings, LP, and HR Acquisition 2, LLC (included as Exhibit 2.1 to our Current Report on Form 8-K filed on March 1, 2022 and incorporated herein by reference).

3.1	Fifth Articles of Amendment and Restatement of Healthcare Trust of America, Inc., effective March 11, 2014 (included as Exhibit 3.1 to our Current Report on Form 8-K filed on March 11, 2014 and incorporated herein by reference).

3.2	Articles of Amendment of Healthcare Trust of America, Inc., effective December 15, 2014 (included as Exhibit 3.1 to our Current Report on Form 8-K filed on December 16, 2014 and incorporated herein by reference).

3.3	Articles of Amendment of Healthcare Trust of America, Inc., effective December 15, 2014 (included as Exhibit 3.2 to our Current Report on Form 8-K filed on December 16, 2014 and incorporated herein by reference).

3.4	Articles Supplementary of Healthcare Trust of America, Inc., dated July 14, 2017 (included as Exhibit 3.1 to our Current Report on Form 8-K filed on July 14, 2017 and incorporated herein by reference).

3.5	Fourth Amended and Restated Bylaws of Healthcare Trust of America, Inc., dated April 27, 2020 (included as Exhibit 3.1 to our Current Report on Form 8-K filed on April 29, 2020 and incorporated herein by reference.

4.1	Indenture, dated as of March 28, 2013, among Healthcare Trust of America Holdings, LP, Healthcare Trust of America, Inc. and U.S. Bank National Association, as trustee, including the form of 3.70% Senior Notes due 2023 and the guarantee thereof (included as Exhibit 4.1 to our Current Report on Form 8-K filed on March 28, 2013 and incorporated herein by reference).

4.2	2026 Notes Indenture, dated as of July 12, 2016, among Healthcare Trust of America Holdings, LP, Healthcare Trust of America, Inc. and U.S. Bank National Association, as trustee, including the form of 3.500% Senior Notes due 2026 and the guarantee thereof (included as Exhibit 4.1 to the Operating Partnership’s Current Report on Form 8-K filed on July 12, 2016 and incorporated herein by reference).

EXHIBIT NUMBER	DESCRIPTION

4.3	2027 Notes Indenture, dated as of June 8, 2017, among Healthcare Trust of America Holdings, LP, Healthcare Trust of America, Inc. and U.S. Bank National Association, as trustee, including the form of 3.750% Senior Notes due 2027 and the guarantee thereof (included as Exhibit 4.2 to our Current Report on Form 8-K filed on June 13, 2017 and incorporated herein by reference).

4.4	2030 Notes Indenture, dated as of September 16, 2019, among Healthcare Trust of America Holdings, LP, Healthcare Trust of America, Inc. and U.S. Bank National Association, as trustee, including the form of 3.100% Senior Notes due 2030 and the guarantee thereof (included as Exhibit 4.1 to our Current Report on Form 8-K filed on September 16, 2019 and incorporated by reference).

4.5	2031 Notes Indenture, dated as of September 28, 2020, among Healthcare Trust of America Holdings, LP, Healthcare Trust of America, Inc. and U.S. Bank National Association, as trustee, including the form of 2.000% Senior Notes due 2031 and the guarantee thereof (included as Exhibit 4.1 to our Current Report on Form 8-K filed on September 28, 2020 and incorporated herein by reference).

5.1	Legal Opinion of McDermott Will & Emery LLP

8.1	Tax Opinion of McDermott Will & Emery LLP

8.2	Tax Opinion of Hunton Andrews Kurth LLP

10.1	Agreement Representing Indemnification Matters, dated February 22, 2021 (included as Exhibit 10.1 to our Annual Report on Form 10-K filed on February 24, 2021 and incorporated herein by reference).

10.2	Form of Indemnification Agreement executed by Jay P. Leupp (included as Exhibit 10.2 to our Annual Report on Form 10-K filed on February 18, 2020 and incorporated herein by reference).

10.3	Form of Indemnification Agreement executed by Vicki U. Booth (included as Exhibit 10.1 to our Annual Report on Form 10-K filed on February 19, 2019 and incorporated herein by reference).

10.4	Form of Indemnification Agreement executed by Roberta B. Bowman (included as Exhibit 10.2 to our Annual Report on Form 10-K filed on February 19, 2019 and incorporated herein by reference).

10.5	Form of Indemnification Agreement executed by Daniel S. Henson (included as Exhibit 10.3 to our Annual Report on Form 10-K filed on February 19, 2019 and incorporated herein by reference).

10.6+	Healthcare Trust of America, Inc. Amended and Restated 2006 Incentive Plan, dated February 24, 2011 (included as Exhibit 10.1 to our Current Report on Form 8-K filed on March 2, 2011 and incorporated herein by reference).

10.7+	Healthcare Trust of America, Inc. 2006 Independent Directors Compensation Plan, effective as of July 9, 2019 (included as Exhibit 10.1 to our Quarterly Report on Form 10-Q filed on July 24, 2019 and incorporated herein by reference).

10.8	Form of Amended and Restated Indemnification Agreement executed by Scott D. Peters, W. Bradley Blair, II, Maurice J. DeWald, Warren D. Fix, Larry L. Mathis and Gary T. Wescombe (included as Exhibit 10.1 to our Current Report on Form 8-K filed on December 22, 2010 and incorporated herein by reference

10.9	Form of Indemnification Agreement executed by Amanda L. Houghton (included as Exhibit 10.49 to our Annual Report on Form 10-K filed on March 1, 2013 and incorporated herein by reference).

10.10	Form of Indemnification Agreement executed by Robert A. Milligan (included as Exhibit 10.50 to our Annual Report on Form 10-K filed on March 1, 2013 and incorporated herein by reference).

EXHIBIT NUMBER	DESCRIPTION

10.11	Form of Indemnification Agreement executed by Peter N. Foss (included as Exhibit 10.2 to our Quarterly Report on Form 10-Q filed on July 30, 2015 and incorporated herein by reference).

10.12	Form of LTIP Award Agreement (CEO Version) (included as Exhibit 10.2 to our Current Report on Form 8-K filed on May 18, 2012 and incorporated herein by reference).

10.13	Form of LTIP Award Agreement (Executive Version) (included as Exhibit 10.3 to our Current Report on Form 8-K filed on May 18, 2012 and incorporated herein by reference).

10.14	Form of LTIP Award Agreement (Director Version) (included as Exhibit 10.4 to our Current Report on Form 8-K filed on May 18, 2012 and incorporated herein by reference).

10.15+	Amended and Restated Employment Agreement between Healthcare Trust of America, Inc. and Scott D. Peters, effective July 8, 2016 (included as Exhibit 10.1 to our Quarterly Report on Form 10-Q filed on August 3, 2016 and incorporated herein by reference).

10.16+	Amended and Restated Employment Agreement between Healthcare Trust of America, Inc. and Robert A. Milligan, effective July 8, 2016 (included as Exhibit 10.2 to our Quarterly Report on Form 10-Q filed on August 3, 2016 and incorporated herein by reference).

10.17+	Amended and Restated Employment Agreement between Healthcare Trust of America, Inc. and Amanda L. Houghton, effective July 8, 2016 (included as Exhibit 10.4 to our Quarterly Report on Form 10-Q filed on August 2, 2016 and incorporated herein by reference).

10.18	Letter Agreement between Healthcare Trust of America, Inc. and Scott D. Peters dated July 14, 2017 (included as Exhibit 10.1 to our Current Report on Form 8-K filed on July 14, 2017 and incorporated herein by reference).

10.19	Letter Agreement between Healthcare Trust of America, Inc. and Robert A. Milligan dated July 14, 2017 (included as Exhibit 10.2 to our Current Report on Form 8-K filed on July 14, 2017 and incorporated herein by reference).

10.20	Letter Agreement between Healthcare Trust of America, Inc. and Amanda L. Houghton dated July 14, 2017 (included as Exhibit 10.3 to our Current Report on Form 8-K filed on July 14, 2017 and incorporated herein by reference).

10.21	Letter Agreement between Healthcare Trust of America, Inc. and Scott D. Peters dated March 18, 2019 (included as Exhibit 10.1 to our Current Report on Form 8-K filed on March 18, 2019 and incorporated herein by reference).

10.22	Letter Agreement between Healthcare Trust of America, Inc. and Robert A. Milligan dated March 18, 2019 (included as Exhibit 10.2 to our Current Report on Form 8-K filed on March 18, 2019 and incorporated herein by reference).

10.23	Letter Agreement between Healthcare Trust of America, Inc. and Amanda L. Houghton dated March 18, 2019 (included as Exhibit 10.3 to our Current Report on Form 8-K filed on March 18, 2019 and incorporated herein by reference).

10.24	Restricted Stock Award Certificate (included as Exhibit 10.27 to our Annual Report on Form 10-K filed on February 21, 2017 and incorporated herein by reference).

10.25	Credit Agreement by and among Healthcare Trust of America Holdings, LP, Healthcare Trust of America, Inc., JPMorgan Chase Bank, N.A., as administrative agent, Wells Fargo Bank, N.A. and Deutsche Bank Securities Inc., as syndication agents, U.S. Bank National Association, Fifth Third Bank, Capital One, N.A., Regions Bank, and Compass Bank, as documentation agents, and the lenders party thereto dated March 29, 2012 (included as Exhibit 10.1 to our Current Report on Form 8-K filed on April 2, 2012 and incorporated herein by reference).

EXHIBIT NUMBER	DESCRIPTION

10.26	Guaranty by Healthcare Trust of America, Inc. for the benefit of JPMorgan Chase Bank, N.A., as administrative agent, the lenders party thereto, JPMorgan Chase Bank, N.A., as issuing bank and swingline lender, dated March 29, 2012 (included as Exhibit 10.2 to our Current Report on Form 8-K filed on April 2, 2012 and incorporate herein by reference).

10.27	Credit Agreement by and among Healthcare Trust of America Holdings, LP, Wells Fargo Bank, N.A., as administrative agent, Wells Fargo Securities, LLC, as lead arranger, and the lenders party thereto, dated July 20, 2012 (included as Exhibit 10.8 to our Quarterly Report on Form 10-Q filed on August 9, 2012 and incorporated herein by reference).

10.28	Guaranty by Healthcare Trust of America, Inc. in favor of Wells Fargo Bank, N.A., as administrative agent dated July 20, 2012 (included as Exhibit 10.9 to our Quarterly Report on Form 10-Q filed on August 9, 2012 and incorporated herein by reference).

10.29	Term Loan Note (included as Exhibit 10.2 to our Current Report on Form 8-K filed on January 9, 2014 and incorporated herein by reference).

10.30	First Modification to Credit Agreement (included as Exhibit 10.3 to our Current Report on Form 8-K filed on January 9, 2014 and incorporated herein by reference).

10.31	Amended and Restated Revolving Credit and Term Loan Agreement, dated November 19, 2014, by and among Healthcare Trust of America Holdings, LP, Healthcare Trust of America, Inc., JP Morgan Chase Bank, N.A., as administrative agent, Wells Fargo Bank, National Association and U.S. Bank National Association, as syndication agents, Bank of Montreal, PNC Bank, National Association, The Bank of Nova Scotia, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as documentation agents, Compass Bank, Fifth Third Bank, Regions Bank, and Capital One, N.A., as managing agents and the lenders party thereto (included as Exhibit 10.1 to our Current Report on Form 8-K filed on November 24, 2014 and incorporated herein by reference).

10.32	Guaranty dated November 19, 2014, by Healthcare Trust of America, Inc. for the benefit of JPMorgan Chase Bank, N.A., as administrative agent, the lenders party thereto, and Bank of America, N.A., as swing lender and issuing bank (included as Exhibit 10.2 to our Current Report on Form 8-K filed on November 24, 2014 and incorporated herein by reference).

10.33	Second Modification to Credit Agreement, dated November 19, 2014, by and among Healthcare Trust of America Holdings, LP, Wells Fargo Bank, National Association, and the lenders party thereto (included as Exhibit 10.3 to our Current Report on Form 8-K filed on November 24, 2014 and incorporated herein by reference).

10.34	First Amendment to the Amended and Restated Revolving Credit and Term Loan Agreement, dated February 11, 2015, by and among Healthcare Trust of America, Inc., Healthcare Trust of America Holdings, LP, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as administrative agent for the lenders (included as Exhibit 10.33 to our Annual Report on Form 10-K filed on February 23, 2015 and incorporated herein by reference).

10.35	Third Modification to the Credit Agreement (included as Exhibit 10.1 in our Current Report on Form 8-K filed on September 29, 2016 and incorporated herein by reference).

10.36	Credit Agreement by and among Healthcare Trust of America Holdings, LP, Healthcare Trust of America, Inc., JPMorgan Chase Bank, N.A., as administrative agent, Wells Fargo Bank, National Association, U.S. Bank National Association, Capital One, N.A., PNC Bank, National Association and Bank of America, N.A., as syndication agents, Bank of Montreal, The Bank of Nova Scotia, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Compass Bank, Fifth Third Bank and Morgan Stanley Senior Funding, Inc., as documentation agents, Regions Bank, as managing agent, and the lenders named therein, dated July 27, 2017 (included as Exhibit 10.1 to our Current Report on Form 8-K filed on July 31, 2017 and incorporated herein by reference).

EXHIBIT NUMBER	DESCRIPTION

10.37	Guaranty dated July 27, 2017, by Healthcare Trust of America, Inc. for the benefit of JPMorgan Chase Bank, N.A., as administrative agent, the lenders party thereto, JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association, U.S. Bank National Association, Capital One, N.A. and PNC Bank, National Association, as issuing bank, and JPMorgan Chase Bank, N.A., Wells Fargo Bank, N.A., U.S. Bank National Association, Capital One, N.A. and PNC Bank, National Association, as swingline lender (included as Exhibit 10.2 to our Current Report on Form 8-K filed on July 31, 2017 and incorporated herein by reference).

10.38	Fifth Modification to the Credit Agreement, dated August 1, 2018, by and among Healthcare Trust of America Holdings, LP, Wells Fargo, National Association, and the lenders party thereto (included as Exhibit 10.1 to our Quarterly Report on Form 10-Q filed on August 3, 2018 and incorporated herein by reference).

10.39	Form of Indemnification Agreement executed by H. Lee Cooper (included as Exhibit 10.1 to our Annual Report on Form 10-K filed on February 18, 2020 and incorporated herein by reference).

10.40	Agreement Respecting Indemnification Matters, dated November 3, 2020 (included as Exhibit 10.1 to our Quarterly Report on Form 10-Q filed on November 4, 2020 and incorporated herein by reference).

10.41+	Healthcare Trust of America, Inc. Amended and Restated 2006 Incentive Plan, dated April 29, 2021 (included as Appendix A to our Definitive Proxy Statement on Schedule 14A filed on April 30, 2021 and incorporated herein by reference).

10.42	Employment Agreement between Healthcare Trust of America, Inc. and Peter N. Foss dated September 16, 2021 (included as Exhibit 10.1 to our Current Report on Form 8-K filed on September 17, 2021 and incorporated herein by reference).

10.43	Credit Agreement by and among Healthcare Trust of America, LP, Healthcare Trust of America, Inc., JPMorgan Chase Bank, N.A., as administrative agent, Wells Fargo Bank, National Association, U.S. Bank National Association, Capital One, National Association, PNC Bank, National Association and Bank of America, N.A., as syndication agents, Bank of Montreal, The Bank of Nova Scotia, Fifth Third Bank, National Association, Mizuho Bank, LTD., Morgan Stanley Senior Funding, Inc., MUFG Bank, LTD. and Regions Bank, as documentation agents, and the lenders named therein, dated October 6, 2021 (included as Exhibit 10.1 to our Current Report on Form 8-K filed on October 7, 2021 and incorporated herein by reference).

10.44	First Amendment to the Amended and Restated Employment Agreement between Healthcare Trust of America, Inc. and Robert A. Milligan (included as Exhibit 99.1 to our Current Report on Form 8-K filed on March 15, 2022 and incorporated herein by reference).

10.45	First Amendment to the Amended and Restated Employment Agreement between Healthcare Trust of America, Inc. and Amanda L. Houghton (included as Exhibit 99.2 to our Current Report on Form 8-K filed on March 15, 2022 and incorporated herein by reference).

10.46	Form of Indemnification Agreement executed by Constance B. Moore (included as Exhibit 10.46 to our Current Report on Form 10-K/A filed on April 12, 2022 and incorporated herein by reference).

10.47	Form of Indemnification Agreement executed by Reshma Block (included as Exhibit 10.47 to our Annual Report on Form 10-K/A filed on April 12, 2022 and incorporated herein by reference).

10.48	Term Loan Agreement, dated as of May 13, 2022, among Healthcare Trust of America Holdings, LP, Healthcare Trust of America, Inc., the lenders named therein and J.P. Morgan Chase Bank, N.A., as administrative agent for such lenders (included as Exhibit 10.1 to our Current Report on Form 8-K filed on May 16, 2022).

21.1	Subsidiaries (included as Exhibit 21.1 to our Current Report on Form 10-K/A filed on April 12, 2022 and incorporated herein by reference).

EXHIBIT NUMBER	DESCRIPTION

23.1	Consent of Deloitte & Touche LLP

23.2	Consent of Deloitte & Touche LLP

23.3	Consent of BDO USA, LLP

23.4	Consent of McDermott Will & Emery LLP (included in Exhibit 5.1)

23.5	Consent of McDermott Will & Emery LLP (included in Exhibit 8.1)

23.6	Consent of Hunton Andrews Kurth LLP (included in Exhibit 8.2)

24.1	Power of Attorney (set forth on the signature page to the Registration Statement on Form S-4)

99.1	Form of Proxy Card of Healthcare Trust of America, Inc.

99.2	Form of Proxy Card of Healthcare Realty Trust Incorporated

99.3	Consent of J.P. Morgan Securities LLC

99.4	Consent of Citigroup Global Markets Inc.

107*	Filing Fee Table

*	Filed herewith.
+	Compensatory plan or arrangement.

Item 22. Undertakings

(a) The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933, to any purchaser: if the registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) The undersigned registrant hereby undertakes as follows:

(1) That prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other Items of the applicable form.

(2) That every prospectus (i) that is filed pursuant to paragraph (b)(1) immediately preceding, or (ii) that purports to meet the requirements of section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(d) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(e) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on June 8, 2022.

HEALTHCARE TRUST OF AMERICA, INC.
By:	/s/ PETER N. FOSS
Name: Peter N. Foss
Title: Interim President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ PETER N. FOSS	Interim President, Chief Executive Officer	June 8, 2022
Peter N. Foss	(Principal Executive Officer) and Director

/s/ ROBERT A. MILLIGAN	Chief Financial Officer (Principal	June 8, 2022
Robert A. Milligan	Financial and Accounting Officer)

*	Chair	June 8, 2022
W. Bradley Blair II

*	Director	June 8, 2022
Reshma Block

*	Director	June 8, 2022
Vicki U. Booth

*	Director	June 8, 2022
H. Lee Cooper

*	Director	June 8, 2022
Warren D. Fix

*	Director	June 8, 2022
Jay P. Leupp

*	Director	June 8, 2022
Constance B. Moore

*By:	/s/ Peter N. Foss
Peter N. Foss
Attorney-in-Fact

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